[USAA(REGISTERED TRADEMARK) LOGO APPEARS HERE.]





                         SEMIANNUAL REPORT
--------------------------------------------------------------------------------
                         USAA GROWTH FUND
--------------------------------------------------------------------------------
                         JANUARY 31, 2001




TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                    1
      FAREWELL FROM MICKEY ROTH                               2
      MESSAGE FROM THE PRESIDENT                              3
      INVESTMENT REVIEW                                       4
      MESSAGE FROM THE MANAGER                                5
      FINANCIAL INFORMATION
         Portfolio of Investments                             8
         Notes to Portfolio of Investments                   12
         Statement of Assets and Liabilities                 13
         Statement of Operations                             14
         Statements of Changes in Net Assets                 15
         Notes to Financial Statements                       16









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GROWTH FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2001, USAA. ALL RIGHTS RESERVED.









         USAA FAMILY OF FUNDS SUMMARY


 FUND TYPE/NAME                        RISK
 ------------------------------------------------
              CAPITAL APPRECIATION
 ------------------------------------------------
 Aggressive Growth*              Very high
 Capital Growth                  Very high
 Emerging Markets                Very high
 First Start Growth              Moderate to high
 Gold                            Very high
 Growth                          Moderate to high
 Growth & Income                 Moderate
 International                   Moderate to high
 Science & Technology            Very high
 Small Cap Stock                 Very high
 World Growth                    Moderate to high
 ------------------------------------------------
                ASSET ALLOCATION
 ------------------------------------------------
 Balanced Strategy               Moderate
 Cornerstone Strategy            Moderate
 Growth and Tax Strategy         Moderate
 Growth Strategy                 Moderate to high
 Income Strategy                 Low to moderate
 ------------------------------------------------
                INCOME - TAXABLE
 ------------------------------------------------
 GNMA Trust                      Low to moderate
 High-Yield Opportunities        High
 Income                          Moderate
 Income Stock                    Moderate
 Intermediate-Term Bond          Low to moderate
 Short-Term Bond                 Low
 ------------------------------------------------
               INCOME - TAX EXEMPT
 ------------------------------------------------
 Long-Term                       Moderate
 Intermediate-Term               Low to moderate
 Short-Term                      Low
 State Bond/Income               Moderate
 ------------------------------------------------
                    INDEXES
 ------------------------------------------------
 Extended Market Index           High
 Global Titans Index             Moderate to high
 Nasdaq-100 Index                Very high
 S&P 500 Index                   Moderate
 ------------------------------------------------
                  MONEY MARKET
 ------------------------------------------------
 Money Market                    Low
 Tax Exempt Money Market         Low
 Treasury Money Market Trust     Low
 State Money Market              Low
 ------------------------------------------------

ALL FUNDS REQUIRE A MINIMUM $3,000 INVESTMENT.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT OR INDEX FUNDS. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'WILSHIRE 4500' IS A TRADEMARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICE MARK) ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.

* CLOSED TO NEW INVESTORS.













FAREWELL FROM MICKEY ROTH


[PHOTOGRAPH OF MICHAEL J.C. ROTH, CFA, APPEARS HERE.]


Dear Investor,

After almost 15 years as chief executive officer of USAA Investment Management Company, I have decided to retire. I have often noted that I've been very fortunate to work in a profession that I love in a job that fascinates me. Over the last decade and a half my colleagues and I, and you, have grown our company from a small mutual fund firm with an even smaller brokerage service into a nationally recognized investment company. By serving you, we have built a company whose future is more exciting than even the past few years have been. I am proud of the special bond we have with you, our member.

I am pleased to announce that Chris Claus will assume the leadership of IMCO. Chris joined USAA in 1994 and served most recently as senior vice president of Investment Sales and Service. In this position he oversaw both mutual funds and brokerage services. I am certain he will guide this company with great skill and energy.

It has been my pleasure and honor to serve you.

Sincerely,



Michael J.C. Roth, CFA







USAA BROKERAGE SERVICES IS A DISCOUNT BROKERAGE SERVICE OF USAA INVESTMENT MANAGEMENT COMPANY, A MEMBER OF THE NASD.









MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, CHRISTOPHER W. CLAUS,
 APPEARS HERE.]

---------------------------------------
- Served USAA from 1994-2000
  as head of Investment Sales
  and Service

- Before joining USAA, was vice
  president of Equity Trading and
  Retirement Plans at Norwest
  Investment Services, Inc. (NISI)
  in Minneapolis, Minnesota

- Holds a master of business
  administration degree from the
  University of St. Thomas in
  St. Paul, Minnesota, and a
  bachelor of business
  administration degree
  from the University of
  Minnesota

- Holds NASD Series 7, 63, 24, 4,
  and 53 securities licenses

- Active member of the Mutual Fund
  Education Alliance and the
  Securities Industry Association

- Married with three children
---------------------------------------


Dear Investor,

I am honored to succeed Mickey Roth as president and chief executive officer of USAA Investment Management Company and welcome the challenge of leading this company to even higher levels of performance and service to you. With the help of IMCO's strong and dedicated management team, we plan to build on the solid foundation that Mickey created for this company during his many years of service.

Our direction for IMCO is straightforward: excellent products and services, convenience, and value for our investors. We want to enhance our existing services and offer new features to make it easier for you to do business. One example is the USAA Investment Account -- a money management concept, long envisioned by Mickey, that we're now building. The account will allow you to hold both USAA mutual funds and brokerage investments in one consolidated account. This will give you one account number for all your investments, one consolidated statement, and overall simplicity and convenience for your money management.

I have always believed that strong investment performance, coupled with USAA's commitment to world-class service, will serve the needs of our investors. All of us at IMCO will work diligently to continue to make this happen.

On behalf of IMCO, I thank you for giving us the opportunity to deliver products and services at an exceptional value. I appreciate your support and continued business.

Sincerely,




Christopher W. Claus

PRESIDENT AND
VICE CHAIRMAN OF THE BOARD









INVESTMENT REVIEW


USAA GROWTH FUND

OBJECTIVE: Long-term growth of capital with secondary objectives of regular income and conservation of principal.

TYPES OF INVESTMENTS: Invests principally in equity securities of companies that are, or have the prospect of becoming, one of the dominant companies within their industry and that have above-average growth in revenues and earnings per share.

--------------------------------------------------------------------------------
                                           1/31/01              7/31/00
--------------------------------------------------------------------------------
  Net Assets                           $1,567.7 Million     $1,874.6 Million
  Net Asset Value Per Share                 $20.30               $24.50
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
--------------------------------------------------------------------------------
  7/31/00 TO 1/31/01         1 YEAR         5 YEARS             10 YEARS
       -15.32%(+)            -9.68%          10.56%              12.91%
--------------------------------------------------------------------------------
(+) TOTAL  RETURNS  FOR PERIODS OF LESS THAN ONE YEAR ARE NOT  ANNUALIZED.  THIS
    SIX-MONTH RETURN IS CUMULATIVE.

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth Fund, the S&P 500 Index, and the Lipper Growth Funds Average for the period of 01/31/1991 through 01/31/2001. The data points from the graph are as follows:


                   USAA                            LIPPER GROWTH
                GROWTH FUND      S&P 500 INDEX     FUNDS AVERAGE
                -----------      -------------     -------------

01/31/91         $10,000           $10,000           $10,000
07/31/91          10,999            11,457            11,553
01/31/92          12,127            12,265            12,967
07/31/92          12,459            12,920            12,919
01/31/93          13,733            13,560            14,251
07/31/93          13,893            14,045            14,630
01/31/94          14,791            15,303            16,314
07/31/94          14,479            14,769            15,376
01/31/95          15,696            15,383            15,652
07/31/95          18,309            18,619            19,268
01/31/96          20,382            21,324            20,997
07/31/96          20,587            21,701            21,231
01/31/97          24,497            26,938            25,833
07/31/97          29,332            33,010            30,631
01/31/98          25,095            34,184            31,111
07/31/98          27,892            39,382            34,653
01/31/99          34,001            45,298            39,113
07/31/99          34,842            47,338            40,736
01/31/00          37,280            49,982            45,742
07/31/00          39,764            51,583            48,211
01/31/01          33,672            49,532            45,551

DATA FROM 01/31/91 THROUGH 01/31/01.


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA GROWTH FUND TO THE S&P 500 INDEX AND THE LIPPER GROWTH FUNDS AVERAGE. THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX. THE LIPPER GROWTH FUNDS AVERAGE IS AN AVERAGE PERFORMANCE LEVEL OF ALL GROWTH FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.









MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER: PATRICK O'HARE, CFA, APPEARS HERE.]


HOW DID THE FUND PERFORM FROM JULY 31, 2000, TO JANUARY 31, 2001?

The USAA Growth Fund saw poor returns for the period ending January 31, 2001, because of its mandate to concentrate its investments in large-cap growth stocks. The Fund suffered during the period primarily because large-cap growth stocks were the worst-performing group in the market.

Steep declines in the technology sector were a primary cause of the negative returns for the period. Specifically, the Fund was hurt by its holdings in Nortel Networks, Cisco Systems, Intel, Microsoft, Texas Instruments, Sun Microsystems, and Oracle. Other stocks that negatively contributed to results were Level 3 Communications and General Electric. Positive contributions to the Fund included timely purchases of QUALCOMM and Best Buy, and holdings in the financial sector, including Citigroup, State Street Corp.*, and Chase Manhattan Bank (which merged with J.P. Morgan during the period to become J.P. Morgan Chase).


* STATE STREET CORP. WAS SOLD OUT OF THE FUND BEFORE JANUARY 31, 2001.


WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THE PERIOD?

The period was poor for all types of stocks, but the environment was particularly difficult for large-cap growth stocks. The interest rate increases enacted by Federal Reserve Board Chairman Alan Greenspan and the Federal Reserve Open Market Committee in 1999 began to slow the economy in 2000. The slowdown in demand was magnified by an inventory buildup in certain sectors.

The inventory problem was especially acute throughout the technology sector. In the summer of 2000, makers of wireless handsets realized they had built too much inventory and that demand estimates were too high. In the early fall, Intel indicated that demand had slowed for its microprocessors because personal computer companies had too much inventory. By winter of 2000, virtually every technology company had to lower expectations in the face of excess inventories and weak demand. As a result, technology stocks were the big losers during the period.

Telecommunication stocks also performed poorly, primarily because of the increased competition experienced by regional Bell operating companies (RBOCs), which were under attack by a new generation of service providers with lower cost structures. Long distance companies also felt the impact of competition from new generation service providers as well as from RBOCs.

The best performing stocks for the period were in the financial sector. These stocks seemed to anticipate that the weak economy would lead to aggressive interest rate reductions by the FOMC, which did cut interest rates by 0.5% on January 3 and again by another 0.5% on January 31. On a positive note, the market environment has improved since these interest rate cuts. In fact, the biggest winners in January 2001 were the same stocks that were most severely affected during the first five months of the period.

WHAT WERE YOUR  STRATEGIES  AND  TECHNIQUES  FOR BUYING AND  SELLING  DURING THE
PERIOD?

Our  investing  strategy  continued  to  involve  purchasing   blue-chip  growth
companies in dynamic and rapidly growing industries. Whenever possible, we buy these blue-chip companies when they are undervalued and unappreciated.

Even if a company is not unappreciated or undervalued, we may include it in the portfolio to participate in the potential growth from its strong company and industry fundamentals. The amount of money we invest in a particular company depends on our confidence in its fundamentals, such as revenue and earnings growth. We increase or reduce positions based on the strength of a company's current fundamentals. When it became clear to us that the economy was slowing and that the fundamentals of technology companies were deteriorating rapidly, we decreased our exposure to this sector. In particular, we reduced our exposure to wireless communications, personal computers, semiconductors, and semiconductor capital equipment.

As a result of the significant market sell-off from October through December, we repurchased quite a few of these dominant companies when they were undervalued. We waited for reduced expectations to be priced into the stock as these blue-chip companies lowered their revenue and earnings forecasts, then stepped up and repurchased the stock. Once we believed that the lower expectations were discounted in the stock price, we essentially ignored the short-term weakness in fundamentals to increase our exposure to the outstanding long-term growth prospects.

In retrospect, it is obvious that we were too early in purchasing some blue-chip stocks. Our mistake was not anticipating the sudden and severe downturn in the U.S. economy in the fourth quarter of 2000. This caused a steeper price decline in fundamentals than we had anticipated and a further decline in stock prices. At the time we purchased these stocks, we felt the long-term growth prospects justified our aggressive purchase.

WHAT IS YOUR OUTLOOK?

We continue to believe that the blue-chip stocks that constitute our holdings offer excellent long-term appreciation potential. The steep declines in stock prices at the end of 2000 only increased our conviction that the market is not accurately pricing the long-term potential of these companies.

Since the FOMC cut interest rates, the market environment has improved, and investors are starting to look past the economic slowdown toward the recovery. The biggest winners in January 2001 have been some of the same stocks that we were purchasing as prices were falling at the end of 2000. We believe that these stocks and the other blue-chip growth stocks we hold have the potential to perform well once economic conditions improve.



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.





  ------------------------------------------
            TOP 10 EQUITY HOLDINGS
              (% OF NET ASSETS)
  ------------------------------------------
  General Electric Co.                  5.6%
  Nortel Networks Corp. ADR             4.9
  Cisco Systems, Inc.                   4.5
  Intel Corp.                           4.5
  Pfizer, Inc.                          3.9
  AOL Time Warner, Inc.                 3.7
  Microsoft Corp.                       3.2
  Merck & Co.                           2.8
  Texas Instruments, Inc.               2.7
  Morgan Stanley Dean Witter & Co.      2.5
  ------------------------------------------




  ------------------------------------------
              TOP 10 INDUSTRIES
             OF EQUITY HOLDINGS
              (% OF NET ASSETS)
  ------------------------------------------
  Electronics - Semiconductors          9.9%
  Drugs                                 9.2
  Electrical Equipment                  9.1
  Communication Equipment               8.7
  Computer Software & Service           7.6
  Computer - Networking                 5.7
  Entertainment                         5.7
  Finance - Diversified                 5.7
  Computer - Hardware                   5.5
  Health Care - Diversified             5.1
  -------------------------------------------



YOU WILL  FIND A  COMPLETE  LIST OF THE  SECURITIES  THAT THE FUND OWNS ON PAGES
8-11.









USAA GROWTH FUND
PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)



                                                                         MARKET
  NUMBER                                                                 VALUE
 OF SHARES                        SECURITY                               (000)
--------------------------------------------------------------------------------

                              COMMON STOCKS (99.9%)

            ADVERTISING/MARKETING (1.8%)
  307,000   Omnicom Group, Inc.                                       $   28,029
--------------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (0.8%)
  174,000   Northern Trust Corp.                                          13,398
--------------------------------------------------------------------------------
            BANKS - MONEY CENTER (1.1%)
  301,000   J. P. Morgan Chase & Co.                                      16,552
--------------------------------------------------------------------------------
            BEVERAGES - ALCOHOLIC (1.3%)
  480,800   Anheuser-Busch Cos., Inc.                                     20,847
--------------------------------------------------------------------------------
            BEVERAGES - NONALCOHOLIC (1.0%)
  134,000   Coca-Cola Co.                                                  7,772
  170,000   PepsiCo, Inc.                                                  7,492
--------------------------------------------------------------------------------
                                                                          15,264
--------------------------------------------------------------------------------
            BIOTECHNOLOGY (1.8%)
  249,000   Amgen, Inc.*                                                  17,508
  171,000   IDEC Pharmaceuticals Corp.*                                   10,057
--------------------------------------------------------------------------------
                                                                          27,565
--------------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (1.0%)
  230,000   Clear Channel Communications, Inc.*                           14,998
--------------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (8.7%)
  176,000   CIENA Corp.*                                                  15,851
  543,000   JDS Uniphase Corp.*                                           29,763
2,027,000   Nortel Networks Corp. ADR                                     77,492
  156,000   QUALCOMM, Inc.*                                               13,114
--------------------------------------------------------------------------------
                                                                         136,220
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (5.5%)
1,371,400   Dell Computer Corp.*                                          35,828
  340,000   IBM Corp.                                                     38,080
  400,000   Sun Microsystems, Inc.*                                       12,225
--------------------------------------------------------------------------------
                                                                          86,133
--------------------------------------------------------------------------------
            COMPUTER - NETWORKING (5.7%)
  148,000   Brocade Communications Systems, Inc.*                         13,366
1,872,000   Cisco Systems, Inc.*                                          70,083
   59,000   Juniper Networks, Inc.*                                        6,251
--------------------------------------------------------------------------------
                                                                          89,700
--------------------------------------------------------------------------------
            COMPUTER - PERIPHERALS (2.0%)
  405,600   EMC Corp.*                                                    30,822
--------------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (7.6%)
  284,000   BEA Systems, Inc.*                                            18,726
  149,000   i2 Technologies, Inc.*                                         7,543
  831,800   Microsoft Corp.*                                              50,792
  888,000   Oracle Corp.*                                                 25,863
  138,000   Siebel Systems, Inc.*                                          9,151
   82,000   Veritas Software Corp.*                                        7,780
--------------------------------------------------------------------------------
                                                                         119,855
--------------------------------------------------------------------------------
            DRUGS (9.2%)
  540,000   Merck & Co., Inc.                                             44,377
1,338,000   Pfizer, Inc.                                                  60,411
  357,000   Pharmacia Corp.                                               19,999
  375,000   Schering-Plough Corp.                                         18,900
--------------------------------------------------------------------------------
                                                                         143,687
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (9.1%)
  378,000   Celestica, Inc. ADR*                                          24,967
  790,000   Flextronics International Ltd. ADR*                           30,119
1,920,600   General Electric Co.                                          88,347
--------------------------------------------------------------------------------
                                                                         143,433
--------------------------------------------------------------------------------
            ELECTRONICS - INSTRUMENTATION (0.9%)
  340,000   Teradyne, Inc.*                                               14,899
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (9.9%)
  242,000   Applied Micro Circuits Corp.*                                 17,787
1,911,000   Intel Corp.                                                   70,707
  200,000   PMC-Sierra, Inc.*                                             15,113
  973,000   Texas Instruments, Inc.                                       42,617
  166,000   Xilinx, Inc.*                                                  8,964
--------------------------------------------------------------------------------
                                                                         155,188
--------------------------------------------------------------------------------
            ENTERTAINMENT (5.7%)
1,112,900   AOL Time Warner, Inc.*                                        58,494
  397,983   Viacom, Inc.*                                                 21,969
  300,700   Walt Disney Co.                                                9,156
--------------------------------------------------------------------------------
                                                                          89,619
--------------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (1.0%)
  300,000   Applied Materials, Inc.*                                      15,094
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (5.7%)
  272,000   American Express Co.                                          12,811
  677,033   Citigroup, Inc.                                               37,894
  462,000   Morgan Stanley Dean Witter & Co.                              39,154
--------------------------------------------------------------------------------
                                                                          89,859
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (5.1%)
  358,000   American Home Products Corp.                                  21,158
  413,000   Bristol-Myers Squibb Co.                                      25,560
  351,950   Johnson & Johnson, Inc.                                       32,777
--------------------------------------------------------------------------------
                                                                          79,495
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (1.1%)
  280,000   Colgate-Palmolive Co.                                         16,822
--------------------------------------------------------------------------------
            INSURANCE - MULTILINE COMPANIES (1.8%)
  329,000   American International Group, Inc.                            27,972
--------------------------------------------------------------------------------
            INVESTMENT BANKS/BROKERAGE (0.4%)
  249,000   Charles Schwab Corp.                                           6,576
--------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (3.2%)
  202,000   Applera Corp.                                                 16,968
  614,000   Medtronic, Inc.                                               33,156
--------------------------------------------------------------------------------
                                                                          50,124
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (1.2%)
  243,000   Schlumberger Ltd. ADR                                         18,662
--------------------------------------------------------------------------------
            RETAIL - BUILDING SUPPLIES (1.5%)
  493,000   Home Depot, Inc.                                              23,763
--------------------------------------------------------------------------------
            RETAIL - COMPUTERS & ELECTRONICS (1.1%)
  340,000   Best Buy Co. Inc.*                                            16,932
--------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (3.9%)
  700,600   Target Corp.                                                  26,609
  620,200   Wal-Mart Stores, Inc.                                         35,227
--------------------------------------------------------------------------------
                                                                          61,836
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (0.8%)
  324,200   Level 3 Communications, Inc.*                                 13,191
--------------------------------------------------------------------------------
            Total common stocks (cost: $1,220,628)                    $1,566,535
--------------------------------------------------------------------------------

                         MONEY MARKET INSTRUMENT (0.2%)

            COMMERCIAL PAPER
   $2,386   Household Finance Corp., 5.76%, 2/01/2001
              (cost: $2,386)                                          $    2,386
--------------------------------------------------------------------------------
            Total investments (cost: $1,223,014)                      $1,568,921
================================================================================









USAA GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 9.6% of net assets at January 31, 2001.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES

* Non-income producing.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JANUARY 31, 2001
(UNAUDITED)


ASSETS

   Investments in securities, at market value (identified cost of $1,223,014)                    $1,568,921
   Cash                                                                                                 241
   Receivables:
      Capital shares sold                                                                               173
      Dividends                                                                                         274
                                                                                                 ----------
         Total assets                                                                             1,569,609
                                                                                                 ----------

LIABILITIES

   Capital shares redeemed                                                                              569
   USAA Investment Management Company                                                                   975
   USAA Transfer Agency Company                                                                         242
   Accounts payable and accrued expenses                                                                163
                                                                                                 ----------
         Total liabilities                                                                            1,949
                                                                                                 ----------
            Net assets applicable to capital shares outstanding                                  $1,567,660
                                                                                                 ==========

REPRESENTED BY

   Paid-in capital                                                                               $1,330,718
   Accumulated undistributed net investment loss                                                     (3,288)
   Accumulated net realized loss on investments                                                    (105,677)
   Net unrealized appreciation of investments                                                       345,907
                                                                                                 ----------
            Net assets applicable to capital shares outstanding                                  $1,567,660
                                                                                                 ==========
   Capital shares outstanding                                                                        77,239
                                                                                                 ==========
   Authorized shares of $.01 par value                                                              150,000
                                                                                                 ==========
   Net asset value, redemption price, and offering price per share                               $    20.30
                                                                                                 ==========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001
(UNAUDITED)




NET INVESTMENT LOSS

   Income:
      Dividends (net of foreign taxes withheld of $9)            $   4,017
      Interest                                                         976
                                                                 ---------
         Total income                                                4,993
                                                                 ---------
   Expenses:
      Management fees                                                6,459
      Transfer agent's fees                                          1,427
      Custodian's fees                                                 108
      Postage                                                          157
      Shareholder reporting fees                                        40
      Directors' fees                                                    2
      Registration fees                                                 36
      Professional fees                                                 37
      Other                                                             15
                                                                 ---------
         Total expenses                                              8,281
                                                                 ---------
            Net investment loss                                     (3,288)
                                                                 ---------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

   Net realized loss                                              (102,644)
   Change in net unrealized appreciation/depreciation             (181,357)
                                                                 ---------
            Net realized and unrealized loss                      (284,001)
                                                                 ---------
Decrease in net assets resulting from operations                 $(287,289)
                                                                 =========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001,
AND YEAR ENDED JULY 31, 2000
(UNAUDITED)


                                                          1/31/2001      7/31/2000
                                                         --------------------------
FROM OPERATIONS

   Net investment loss                                   $   (3,288)     $   (2,011)
   Net realized gain (loss) on investments                 (102,644)         85,974
   Change in net unrealized appreciation/depreciation
      of investments                                       (181,357)        151,279
                                                         --------------------------
      Increase (decrease) in net assets resulting
         from operations                                   (287,289)        235,242
                                                         --------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM

   Net investment income                                         -           (1,522)
                                                         --------------------------
   Net realized gains                                       (39,016)       (181,664)
                                                         --------------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                 72,119         237,520
   Reinvested dividends                                      38,138         179,363
   Cost of shares redeemed                                  (90,862)       (277,377)
                                                         --------------------------
      Increase in net assets from
         capital share transactions                          19,395         139,506
                                                         --------------------------
Net increase (decrease) in net assets                      (306,910)        191,562

NET ASSETS

   Beginning of period                                    1,874,570       1,683,008
                                                         --------------------------
   End of period                                         $1,567,660      $1,874,570
                                                         ==========================

ACCUMULATED UNDISTRIBUTED
    NET INVESTMENT LOSS

   End of period                                         $   (3,288)     $       -
                                                         ==========================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                                3,252           9,995
   Shares issued for dividends reinvested                     1,642           8,191
   Shares redeemed                                           (4,158)        (11,708)
                                                         --------------------------
         Increase in shares outstanding                         736           6,478
                                                         ==========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2001
(UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this semiannual report pertains only to the USAA Growth Fund (the Fund). The Fund's primary investment objective is long-term growth of capital, with secondary objectives of regular income and conservation of principal. USAA Investment Management Company (the Manager) attempts to achieve these objectives by investing the Fund's assets in equity securities of companies that are, or have the prospect of becoming, one of the dominant companies within their respective industries. The Manager will primarily invest in companies with above-average growth in revenues and earnings per share.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million -- $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the funds had two agreements with CAPCO - $250 million committed and $500 million uncommitted.

Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2001.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2001, were $1,038,085,000 and $1,025,867,000, respectively.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2001, were $363,240,000 and $17,333,000, respectively.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.75% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS

Per-share operating performance for a share outstanding throughout each period is as follows:


                               SIX-MONTH
                              PERIOD ENDED
                               JANUARY 31,                            YEAR ENDED JULY 31,
                              --------------------------------------------------------------------------------
                                  2001            2000           1999         1998         1997        1996
                              --------------------------------------------------------------------------------
Net asset value at
   beginning of period         $    24.50     $    24.03     $    20.04   $    23.66   $    20.05   $    19.06
Net investment
   income (loss)                     (.04)(a)       (.03)(a)        .04          .01          .24          .33
Net realized and
   unrealized gain (loss)           (3.65)          3.06           4.72        (1.31)        6.92         1.92
Distributions from net
   investment income                  -             (.02)          (.03)        (.09)        (.34)        (.29)
Distributions of realized
   capital gains                     (.51)         (2.54)          (.74)       (2.23)       (3.21)        (.97)
                               -------------------------------------------------------------------------------
Net asset value at
   end of period               $    20.30     $    24.50     $    24.03   $    20.04   $    23.66   $    20.05
                               ===============================================================================
Total return (%)*                  (15.32)         14.13          24.92        (4.91)       42.48        12.44
Net assets at
   end of period (000)         $1,567,660     $1,874,570     $1,683,008   $1,403,573   $1,650,257   $1,162,262
Ratio of expenses to
   average net assets (%)             .96(b)         .96            .97          .96          .97         1.01
Ratio of net investment
   income (loss) to
   average net assets (%)            (.38)(b)       (.11)           .18          .04         1.28         1.70
Portfolio turnover (%)              61.06         133.43          39.60        68.93        75.41        62.30


  * ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS DURING THE PERIOD.
(a) CALCULATED USING AVERAGE SHARES.
(b) ANNUALIZED. THE RATIO IS NOT NECESSARILY INDICATIVE OF 12 MONTHS OF OPERATIONS.








DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                         LEGAL COUNSEL
USAA Shareholder Account Services      Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road               Exchange Place
San Antonio, Texas 78288               Boston, Massachusetts 02109

CUSTODIAN                              INDEPENDENT AUDITORS
State Street Bank and Trust Company    KPMG LLP
P.O. Box 1713                          112 East Pecan, Suite 2400
Boston, Massachusetts 02105            San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS             INTERNET ACCESS
Call toll free - Central Time          USAA.COM(REGISTERED TRADEMARK)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777



[USAA LOGO APPEARS HERE.]  WE KNOW WHAT IT MEANS TO SERVE.(REGISTERED TRADEMARK)
                           -----------------------------------------------------
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